Commitments and Contingencies	12 Months Ended
Aug. 02, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
We are a party to legal proceedings and claims arising out of the normal course of business.
We assess the probability of loss for all legal proceedings and claims and have recognized liabilities for such contingencies. Although the results of these matters cannot be predicted with certainty, in our opinion, the final outcome of legal proceedings and claims will not have a material adverse effect on our consolidated results of operations or financial condition.
We have certain operating lease commitments, primarily related to warehouse and office facilities, and certain equipment. Rent expense under operating lease commitments was $48 in 2015, $50 in 2014 and $54 in 2013. These amounts included $2 in 2014 and $8 in 2013 related to discontinued operations. Future minimum annual rental payments under these operating leases as of August 3, 2014, are as follows:

2016	2017	2018	2019	2020	Thereafter
$38	$26	$22	$17	$15	$21

We guarantee approximately 2,000 bank loans made to Pepperidge Farm independent sales distributors by third‑party financial institutions for the purchase of distribution routes. The maximum potential amount of future payments under existing guarantees we could be required to make is $192. Our guarantees are indirectly secured by the distribution routes. We do not believe it is probable that we will be required to make guarantee payments as a result of defaults on the bank loans guaranteed. The amounts recognized as of August 2, 2015, and August 3, 2014, were not material.
We have provided certain standard indemnifications in connection with divestitures, contracts and other transactions. Certain indemnifications have finite expiration dates. Liabilities recognized based on known exposures related to such matters were not material at August 2, 2015, and August 3, 2014.